                       SECURITIES AND EXCHANGE COMMISSION



                            WASHINGTON, D.C.  20549





                                _______________





                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the

                        Securities Exchange Act of 1934





Date of Report:  June 24, 1997





                    Source One Mortgage Services Corporation

             (Exact name of registrant as specified in its charter)



       Delaware                              1-12898                         38-2011419
(State or other jurisdiction       (Commission File Number)            (I.R.S. Employer
of incorporation)                                                      Identification No.)



             27555 Farmington Road
           Farmington Hills, Michigan                        48334-3357
      (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events



         None applicable.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits



         See attached Distribution Reports as of June 25, 1997 for Series 1987-1 and 1987-2, Distribution Reports as of July 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of June 20, 1997 for Series 1990-1.





                                   Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                  (Registrant)





Date:  June 24, 1997                     By: Larry N. Ciofu
                                            --------------------------------
                                             Larry N. Ciofu
                                             Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

                Distribution Date Statement for    June 25, 1997



                                                                     Interest
          COUPON      Principal     Number of      Interest        Payable Per
 Class     RATE      Outstanding   Certificates    Payable          $1,000 CTF
------------------ --------------------------------------------  ----------------
   A       6.5500%  $ 9,405,640.05      62,500     $154,017.36         $2.464278

   B       6.0000%           $0.00      13,700           $0.00         $0.000000

   C       6.0000%           $0.00      26,900           $0.00         $0.000000

   D       6.0000%  $ 9,405,640.06      21,900     $141,084.60         $6.442219
                    --------------     -------     ------------
                    $18,811,280.11     125,000     $295,101.96



*Aggregate Cash Flow Value Decline:             $   713,624.36
Ending Aggregate Agency MBS Balance:            $18,100,513.01


        Agency MBS Collections :
             Interest                           $   439,468.90
             Principal                          $   713,624.36
        Investment Income                       $     6,544.29
                                                --------------
        TOTAL AVAILABLE                         $ 1,159,637.55

        Due to Certificateholders               $(1,008,726.32)

        Expenses Payable                        $    (5,680.33)
                                                --------------
        Due to Residual Holders                 $   145,230.90
                                                ==============

        Amount Payable Per Individual
        Residual Certificate (5% Denomination): $   7,261.5450

                                                                   Principal Balance
                                 Principal        Principal        Per $1,000
           Principal            Payable Per     Balance After      CTF After
 Class      Payable*            $1,000 CTF     June 25, 1997       June 25, 1997
------------------------      ---------------  ----------------    ----------------
   A        $356,812.18           $ 5.708995    $ 9,048,827.87         $144.781246

   B              $0.00           $ 0.000000    $         0.00         $  0.000000

   C              $0.00           $ 0.000000    $         0.00         $  0.000000

   D        $356,812.18           $16.292794    $ 9,048,827.88         $413.188488
            -----------                         --------------
            $713,624.36                         $18,097,655.75



        Principal Allocation: Class A:      50.00000%
                              Class D:      50.00000%



                                               THE FIRST NATIONAL BANK OF CHICAGO,
                                               as Trustee
                                               Corporate Trust Division
                                               Suite 0126
                                               One First National Plaza
                                               Chicago, Illinois  60670
                                               (312)407-4660









                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                              Distribution Date Statement for June  25, 1997

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%           $0.00         124          $0.00            $0.00

 2-E   9.9500%  $12,303,130.12       5,200    $102,013.45      $102,013.45
                --------------      ------    -----------      -----------
                $12,303,130.12      88,124    $102,013.45      $102,013.45


      Agency MBS Collections :
              Interest                                         $102,690.99
              Principal                                        $296,103.85
      Investment Income                                        $    441.44

                                                               ------------
      TOTAL AVAILABLE                                          $399,236.28

      Due   to Certificateholders                              $398,117.30

                                                               ------------
      Available for Expenses and Residual Payments             $  1,118.98

      Expenses Payable                                            ($331.25)

                                                           ----------------
      Net Balance                                                  $787.73
                                                           ==================


      Due to Residual Holders                                      $787.73

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $39.3865






          Interest                       Principal         Principal         Per $1,000
        Payable Per     Principal       Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable         $1,000 CTF     June  25, 1997       June  25, 1997
-----   ------------  --------------  ----------------  -----------------    ----------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $0.000000           $0.00          -                     $0.00           $0.000000

 2-E     $19.617971     $296,103.85        $56.943048     $12,007,026.27       $2,309.043513
                      -------------                     ----------------
                        $296,103.85                       $12,007,026.27

        Ending Aggregate Agency MBS Balance:              $12,026,817.39


        Accrual Distribution Amount:                               $0.00
        Aggregate Cash Flow Value Decline:                   $296,103.85








                                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                                        as Trustee
                                                        Corporate Trust Division
                                                        Suite 0126
                                                        One First National Plaza
                                                        Chicago, Illinois  60670
                                                        (312)407-4660

        ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for        July  1, 1997



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%  $         0.00      38,510    $      0.00      $      0.00

  B    8.0000%  $         0.00      51,050    $      0.00      $      0.00

  Z    9.9000%  $12,669,096.68      10,440    $104,520.05      $104,520.05
               ---------------     -------    -----------      -----------
                $12,669,096.68     100,000    $104,520.05      $104,520.05



      Agency MBS Collections :
              Interest                                         $105,578.02
              Principal                                        $298,751.47
      Investment Income                                        $    420.53
                                                               -----------
      TOTAL AVAILABLE                                          $404,750.02

      Due to Certificateholders                               ($403,271.52)
                                                               -----------
      Available for Expenses and Residual Payments             $  1,478.50

      Expenses Payable                                            ($308.36)

                                                               ------------
      Net Balance                                              $  1,170.14
                                                               =============


      Due to Residual Holders                                  $  1,170.14

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                  $   58.5070

                                                                      Principal Balance
           Interest                    Principal       Principal      Per $1,000
         Payable Per    Principal     Payable Per    Balance After    CTF After
Class     $1,000 CTF     Payable*      $1,000 CTF   July  1, 1997     July  1, 1997
-----    ------------ --------------  ------------  ----------------  ----------------
  A       $ 0.000000    $      0.00    $ 0.000000    $         0.00     $    0.000000

  B       $ 0.000000    $      0.00    $ 0.000000    $         0.00     $    0.000000

  Z       $10.011499    $298,751.47    $28.616041    $12,370,345.21     $1,184.898966
                        ------------                 ---------------
                        $298,751.47                  $12,370,345.21


         Ending Aggregate Agency MBS Balance:        $12,370,612.74


                      Accrual Distribution Amount:                        $      0.00
                      Aggregate Cash Flow Value Decline:                  $298,751.47
                                                                          -----------
                      *Aggregate Amount of Principal Distributable:       $298,751.47







                                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                                    as Trustee
                                                    Corporate Trust Division
                                                    Suite 0126
                                                    One First National Plaza
                                                    Chicago, Illinois  60670
                                                    (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                Distribution Date Statement for July  1, 1997



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- --------------
 2-A   0.0000%  $         0.00      39,750    $      0.00     $      0.00

 2-B   7.0000%  $         0.00      24,540    $      0.00     $      0.00

 2-C   7.0000%  $         0.00      10,930    $      0.00     $      0.00

 2-D   7.0000%  $         0.00      14,580    $      0.00     $      0.00

 2-Z   9.4000%  $15,384,981.64      10,200    $120,515.69     $120,515.69
                --------------     --------   ------------    -----------
                $15,384,981.64     100,000    $120,515.69     $120,515.69



      Agency MBS Collections :
              Interest                                       $ 121,797.88
              Principal                                      $ 199,724.00
      Investment Income                                      $   1,174.50
                                                             ------------
      TOTAL AVAILABLE                                        $ 322,696.38

      Due to Certificateholders                              $(320,239.69)
                                                             ------------
      Available for Expenses and Residual Payments           $   2,456.69

      Expenses Payable                                       $    (360.43)

      Net Balance                                            $   2,096.26
                                                             ============


      Due to Residual Holders                                $   2,096.26

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                $   104.8130





                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   July  1, 1997     July  1, 1997
-----   ------------ ---------------  ------------  ----------------  ----------------
 2-A     $ 0.000000     $      0.00    $ 0.000000    $         0.00     $    0.000000

 2-B     $ 0.000000     $      0.00    $ 0.000000    $         0.00     $    0.000000

 2-C     $ 0.000000     $      0.00    $ 0.000000    $         0.00     $    0.000000

 2-D     $ 0.000000     $      0.00    $ 0.000000    $         0.00     $    0.000000

 2-Z     $11.815264     $199,724.00    $19.580784    $15,185,257.64     $1,488.750749
                        ------------                 ---------------
                        $199,724.00                  $15,185,257.64


        Ending Aggregate Agency MBS Balance:         $15,185,272.39


                     Accrual Distribution Amount:                         $      0.00
                     Aggregate Cash Flow Value Decline:                   $199,724.00
                                                                          ------------
                     *Aggregate Amount of Principal Distributable:        $199,724.00

                     Principal Allocation:          Class 2-A:                 0.0000%
                                                    Class 2-D:                 0.0000%



                                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                                    as Trustee
                                                    Corporate Trust Division
                                                    Suite 0126
                                                    One First National Plaza
                                                    Chicago, Illinois  60670
                                                    (312)407-4660







                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                Distribution Date Statement for   June  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%  $         0.00      15,250   $     0.00     $     0.00

 1-B    9.0000%  $         0.00      10,500   $     0.00     $     0.00

 1-C    9.0000%  $         0.00       6,500   $     0.00     $     0.00

 1-D    9.0000%  $         0.00      16,500   $     0.00     $     0.00

 1-E    9.0000%  $10,552,260.38      12,000   $79,141.95     $79,141.95

 1-F    0.0000%  $         0.00      18,500   $     0.00     $     0.00

 1-G    0.0000%  $         0.00      12,450   $     0.00     $     0.00

 1-H    0.0000%  $         0.00       4,850   $     0.00     $     0.00

 1-I  259.5000%  $    21,104.52         152   $ 4,563.85     $ 4,563.85
                 --------------      ------   ----------     ----------
                 $10,573,364.90      96,702   $83,705.80     $83,705.80


                     UPPER TIER REMIC REGULAR CERTIFICATES



       COUPON      Principal      Number of    Interest      Interest
        RATE      Outstanding    Cert.         Accrued       Payable
      --------- ---------------- ----------- ------------ --------------
 1-R    0.0000%           $0.00       3,298        $8.00          $8.00



                       LOWER TIER REMIC REGULAR INTERESTS


       COUPON      Principal      Number of    Interest     Principal
Class   RATE      Outstanding    Certificates  Accrued       Payable*
----- --------- ---------------- ----------- ------------ --------------
1-AS    9.5000%  $         0.00      15,311   $     0.00    $      0.00

1-BS    9.5000%  $         0.00      10,521   $     0.00    $      0.00

1-CS    9.5000%  $         0.00       6,513   $     0.00    $      0.00

1-DS    9.5000%  $         0.00      16,533   $     0.00    $      0.00

1-ES    9.5000%  $11,081,494.41      12,024   $87,728.50    $166,727.93

1-FS    9.5000%  $         0.00      30,950   $     0.00    $      0.00

1-HS    9.5000%  $         0.00       8,148   $     0.00    $      0.00

                 ---------------    --------  -----------   ------------
                 $11,081,494.41     100,000   $87,728.50    $166,727.93



                                                                          Principal Balance
           Interest                       Principal       Principal       Per $1,000
          Payable Per      Principal     Payable Per     Balance After    CTF After
Class     $1,000 CTF        Payable*      $1,000 CTF   June  20, 1997     June  20, 1997
-----  ----------------- --------------  ------------  -----------------  ----------------
 1-A         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-B         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-C         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-D         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-E         $ 6.595163    $166,395.14    $13.866262     $10,385,865.24       $865.488770

 1-F         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-G         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-H         $ 0.000000    $      0.00    $ 0.000000     $         0.00         $0.000000

 1-I         $30.025329    $    332.79    $ 2.189408     $    20,771.73       $136.656118
                           ------------                  ---------------
                           $166,727.93                   $10,406,636.97





                                                                          Principal Balance
           Interest                       Principal       Principal       Per $1,000
          Payable Per      Principal     Payable Per     Balance After    CTF After
          $1,000 CTF        Payable*      $1,000 CTF   June  20, 1997     June  20, 1997
       ----------------- --------------  ------------  -----------------  ----------------
 1-R          $0.002426        $  0.00    $ 0.000000     $    0.00         $  0.000000




          Principal
         Balance After
Class   June  20, 1997
-----  -----------------
1-AS     $         0.00

1-BS     $         0.00

1-CS     $         0.00

1-DS     $         0.00

1-ES     $10,914,766.48

1-FS     $         0.00

1-HS     $         0.00

         ---------------
         $10,914,766.48


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                 DISTRIBUTION DATE STATEMENT FOR June  20, 1997



Agency MBS Collections :
         Interest                                      $  83,713.80
         Principal                                     $ 166,727.93
Investment Income                                      $     242.99
                                                       ------------
Lower Tier REMIC Collection Account                    $ 250,684.72
                                                       ------------
Upper Tier REMIC Collection Account                    $ 250,684.72

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   $(166,727.93)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                  $ (83,705.80)

Expenses Payable                                       $       0.00



REMIC Taxes Payable                                    $       0.00

Interest Payable to Class 1-R Certificate              $      (8.00)



Principal Payable to Class 1-R Certificate             $       0.00

Due to Class 1-RS Certificate                          $    (242.99)
                                                       ------------
Net Balance                                            $       0.00
                                                       ============



  Beginning Aggregate Agency MBS Balance :          $100,001,006.61
  Ending Aggregate Agency MBS Balance :             $ 10,407,643.40


   Aggregate Cash Flow Value Decline:               $    166,727.93
                                                    ---------------
   *Aggregate Amount of Principal Distributable:    $    166,727.93



   Principal Allocation:


   Aggregate Amount of Principal
   Distributable to Classes 1-D and 1-I:


   Class 1-E:               1.38939942%
   Class 1-I:               0.21894079%

   Aggregate Amount of Principal
   Distributable to Classes 1-G,1-H and 1-R :

   Class 1-R:               0.00000000%





   THE FIRST NATIONAL BANK OF CHICAGO,
   as Trustee
   Corporate Trust Division
   Suite 0126
   One First National Plaza
   Chicago, Illinois  60670
   (312)407-4660